Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS FIRST-QUARTER 2009 EARNINGS

HAMILTON, BERMUDA, May 5, 2009—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended March 31, 2009 of $44.5 million, or $0.78 per diluted share, compared to net income of $7.7 million, or $0.13 per diluted share, for the three months ended March 31, 2008. Net operating income, which represents net income excluding after-tax net realized gains and losses on fixed maturities and foreign exchange, for the three months ended March 31, 2009, was $41.7 million, or $0.73 per diluted share, compared to net operating income of $6.3 million, or $0.11 per diluted share, for the three months ended March 31, 2008.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “We are very pleased to report a strong first quarter profit, with each of Max Capital’s underwriting platforms in Bermuda, Dublin, the U.S. and Lloyd’s producing very favorable results across virtually every product area. Strong growth in gross premiums written was primarily driven by the expansion of Max’s global reach in the U.S. and at Lloyd’s. Loss ratios continue in line with plan, highlighting the benefits of Max’s diversified underwriting philosophy. We expect this trend to continue throughout 2009 as we see modest rate/exposure improvements in many classes of business relative to 2008. Likewise, the continued reduction of our alternative investments as a percentage of our total invested assets is progressing on plan and will continue throughout 2009.

“Our pending merger with IPC is progressing well. Many regulatory approvals have already been received and we are on track for shareholder meetings and an expected closing in June 2009. The new combined organization will be strongly positioned as a global underwriter of specialty insurance and reinsurance, which in turn, will drive enhanced returns and value for our shareholders. With rates across many lines beginning to move positively, the marketplace timing for this transaction is very good,” said Mr. Becker.

Solid Gross Premium Written Growth

Gross premiums written from property and casualty underwriting for the three months ended March 31, 2009 were $433.7 million compared to $306.0 million for the three months ended March 31, 2008, an increase of 41.7%, with corresponding increase of 33.7% in net premiums written between the same periods. The increase in gross premiums written reflects the addition of the Company’s Max at Lloyd’s segment, the continued build-out of the U.S. specialty platform, and modest organic growth in each of the Company’s other property and casualty segments. Net premiums earned from property and casualty underwriting for the three months ended March 31, 2009 were $189.8 million compared to $135.3 million for the same period of 2008, an increase of 40.3%.

Net investment income for the three months ended March 31, 2009 decreased to $40.5 million from $49.6 million for the same period in 2008. The decline from a year ago reflects lower yields on the higher cash and cash equivalents balance held by the Company. A decrease in the fair value of the Company’s fixed maturities portfolio, principally on holdings with durations over ten years, resulted in a $66.1 million reduction to shareholders’ equity for unrealized holding losses, which are recorded through other comprehensive income for the three months ended March 31, 2009. Net gains on alternative investments for the three months ended March 31, 2009 were $18.0 million, for a 2.06% rate of return, compared to net losses of $25.7 million and a negative 2.11% rate of return for the same period in 2008. In accordance with the Company’s accounting policy, the unrealized mark-to-market gains and losses from the alternative investment portfolio are recorded through net income rather than as an adjustment to book value through other comprehensive income. Invested assets were $5.0 billion as of March 31, 2009, with an allocation of 88.1% to cash and fixed maturities and 11.9% to alternative investments. The Company’s liquidity position at March 31, 2009 is strong, with 72.5% or $3.2 billion, of the $4.4 billion cash and fixed maturities portfolio held in cash, government and government agency-backed securities, or AAA-rated securities.

Property and casualty net losses and loss expenses were $124.7 million with a loss ratio of 65.7% and a combined ratio of 89.7% for the three months ended March 31, 2009, compared to $93.6 million with a loss ratio of 69.2% and a combined ratio of 88.8% for the same period in 2008. Net losses recognized in the three months ended March 31, 2009 related to property catastrophe losses were $3.4 million, with no corresponding losses in the first-quarter of 2008. Results for the three months ended March 31, 2009 include net favorable development on prior period reserves of $12.3 million, which reduced the loss ratio by 6.5 percentage points. Favorable development reflects lower than expected claims emergence on prior year contracts. Net favorable development on prior period reserves in the three months ended March 31, 2008 were $7.8 million.

Claims and policy benefits for life and annuity reinsurance for the three months ended March 31, 2009 were $14.3 million, compared to $15.0 million for the three months ended March 31, 2008. No material reserve changes were recognized and no new life and annuity reinsurance transactions were written during the three months ended March 31, 2009 and 2008, respectively.

Acquisition costs for the three months ended March 31, 2009 were $20.6 million compared to $9.6 million for the three months ended March 31, 2008. The increase over the comparable period is principally attributable to changes in the mix of business written with higher contributions from Max at Lloyd’s and Max Specialty. The 2008 period benefited from lower acquisition costs on certain quota share contracts.

Interest expense for the three months ended March 31, 2009 was $3.9 million, compared to $12.0 million for the same period in 2008. The decrease is principally due to lower interest crediting rates on funds held for retrocessionaires, together with a reduction in interest expense on bank loans due to the decrease in LIBOR compared to the same period in 2008.

General and administrative expenses for the three months ended March 31, 2009, were $44.3 million compared to $24.7 million for the same period in 2008. The largest contributors to the increase were the addition of Max at Lloyd’s, and $5.2 million of professional fees related to the amalgamation with IPC Holdings, Ltd., of which the latter is expected to be only a temporary drag on earnings.

Shareholders’ equity was $1,262.9 million at March 31, 2009. Book value per share at March 31, 2009 was $22.60, compared to $22.94 at December 31, 2008, a decrease of 1.5%. Diluted book value per share at March 31, 2009, was $21.88 compared to $22.46 at December 31, 2008, a decrease of 2.6%. Excluding the increase in net unrealized losses within accumulated other comprehensive income, diluted book value per share increased 2.5% from December 31, 2008 to March 31, 2009. Net operating return on average shareholders’ equity for the three months ended March 31, 2009, was 13.1%, compared to 1.6% for the same period in 2008.

Operating from offices in Bermuda, Ireland, the USA and at Lloyd’s, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.

In presenting the Company’s results, management has included and discussed net operating income or loss per diluted share, net operating return on average shareholders’ equity, book value per share and diluted book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This press release includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the preliminary joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this press release should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the preliminary joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this press release.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This press release relates to a proposed business combination between IPC and Max. On May 4, 2009, IPC filed with the SEC an amended registration statement on Form S-4, which included a preliminary joint proxy statement/prospectus of IPC and Max. This press release is not a substitute for the preliminary joint proxy statement/prospectus that IPC has filed with the SEC or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief

Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the preliminary joint proxy statement/prospectus filed with the SEC on May 4, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

Contacts

Susan Spivak Bernstein	Roanne Kulakoff
Senior Vice President	Kekst and Company
susan.spivak@maxcapservices.com	roanne-kulakoff@kekst.com
1-441-293-8800	1-212-521-4837

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and cash equivalents	$955,577	$949,404
Fixed maturities, trading securities at fair value	56,041	61,820
Fixed maturities, available for sale at fair value	3,424,866	3,592,039
Alternative investments, at fair value	599,485	753,658
Accrued interest income	45,816	52,882
Premiums receivable	673,551	554,845
Losses and benefits recoverable from reinsurers	879,823	846,622
Deferred acquisition costs	64,000	51,337
Prepaid reinsurance premiums	238,700	192,889
Trades pending settlement	131,325	85,727
Other assets	108,190	110,772

Total assets	$7,177,374	$7,251,995

LIABILITIES
Property and casualty losses	$3,005,125	$2,938,171
Life and annuity benefits	1,306,573	1,366,976
Deposit liabilities	153,265	219,260
Funds withheld from reinsurers	148,942	164,157
Unearned property and casualty premiums	690,122	574,134
Reinsurance balances payable	165,008	160,686
Accounts payable and accrued expenses	54,108	81,916
Bank loans	300,000	375,000
Senior notes	91,369	91,364

Total liabilities	5,914,512	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 55,883,024 (2008 - 55,805,790) shares issued and outstanding	55,883	55,806
Additional paid-in capital	768,585	763,391
Accumulated other comprehensive loss	(107,588)	(45,399)
Retained earnings	545,982	506,533

Total shareholders’ equity	1,262,862	1,280,331

Total liabilities and shareholders’ equity	$7,177,374	$7,251,995

Book Value Per Share	$22.60	$22.94

Diluted Book Value Per Share	$21.88	$22.46

Diluted Shares Outstanding	57,713,179	57,017,157

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31
	2009	2008
REVENUES
Gross premiums written	$434,273	$306,634
Reinsurance premiums ceded	(164,379)	(104,676)

Net premiums written	$269,894	$201,958

Earned premiums	$309,382	$209,640
Earned premiums ceded	(119,100)	(73,828)

Net premiums earned	190,282	135,812

Net investment income	40,488	49,626
Net gains (losses) on alternative investments	18,013	(25,727)
Net realized gains on fixed maturities	428	1,432
Other income	1,306	1,223

Total revenues	250,517	162,366

LOSSES AND EXPENSES
Net losses and loss expenses	124,723	93,602
Claims and policy benefits	14,332	14,955
Acquisition costs	20,630	9,612
Interest expense	3,939	11,957
Foreign exchange (gains) losses	(3,476)	12
General and administrative expenses	44,283	24,708

Total losses and expenses	204,431	154,846

INCOME BEFORE TAXES	46,086	7,520

Income tax expense (benefit)	1,547	(229)

NET INCOME	44,539	7,749

Change in net unrealized gains and losses on available for sale securities, net of tax	(66,098)	14,949
Foreign currency translation adjustment	3,909	(4,926)

COMPREHENSIVE (LOSS) INCOME	$(17,650)	$17,772

Net income per share - basic	$0.79	$0.14

Net income per diluted share	$0.78	$0.13

Net operating income per diluted share	$0.73	$0.11

Weighted average shares outstanding - basic	56,637,291	56,839,896

Weighted average shares outstanding - diluted	57,183,826	60,002,077

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2009	2008
Common shares
Balance, beginning of period	$55,806	$57,515
Issuance of common shares	77	2,278
Repurchase of shares	—	(3,342)

Balance, end of period	55,883	56,451

Additional paid-in capital
Balance, beginning of period	763,391	844,455
Issuance of common shares, net	318	1,580
Stock based compensation expense	4,876	5,007
Repurchase of shares	—	(90,509)

Balance, end of period	768,585	760,533

Accumulated other comprehensive loss
Balance, beginning of period	(45,399)	(20,341)
Holding (losses) gains on available for sale securities arising in period, net of tax	(66,146)	16,377
Net realized losses (gains) on available for sale securities included in net income, net of tax	48	(1,428)
Currency translation adjustments	3,909	(4,926)

Balance, end of period	(107,588)	(10,318)

Retained earnings
Balance, beginning of period	506,533	702,265
Net income	44,539	7,749
Dividends paid	(5,090)	(5,123)

Balance, end of period	545,982	704,891

Total shareholders’ equity	$1,262,862	$1,511,557

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2009	2008
OPERATING ACTIVITIES
Net income	$44,539	$7,749
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Stock based compensation	4,876	5,007
Amortization of premium on fixed maturities	1,176	1,176
Accretion of deposit liabilities	565	1,187
Net (gains) losses on alternative investments	(18,013)	25,727
Net realized gains on fixed maturities	(428)	(1,432)
Changes in:
Accrued interest income	7,058	1,140
Premiums receivable	(119,802)	(86,070)
Losses and benefits recoverable from reinsurers	(35,247)	(52,615)
Deferred acquisition costs	(12,912)	(8,484)
Prepaid reinsurance premiums	(45,927)	(30,848)
Trades pending settlement	(45,598)	41,372
Other assets	2,244	(668)
Property and casualty losses	74,576	96,456
Life and annuity benefits	(10,045)	(13,412)
Funds withheld from reinsurers	(15,215)	1,724
Unearned property and casualty premiums	117,718	96,994
Reinsurance balances payable	4,520	21,617
Accounts payable and accrued expenses	(27,511)	(16,988)

Cash (used in) provided by operating activities	(73,426)	89,632

INVESTING ACTIVITIES
Purchases of fixed maturities	(166,421)	(218,261)
Sales of fixed maturities	89,324	104,908
Redemptions of fixed maturities	136,297	184,025
Net sales of alternative investments	172,186	36,202

Cash provided by investing activities	231,386	106,874

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	395	3,858
Repurchase of common shares	—	(93,851)
Net repayments of bank loans	(75,000)	(5,000)
Dividends paid	(5,090)	(5,123)
Additions to deposit liabilities	11,649	378
Payment of deposit liabilities	(77,143)	(2,522)

Cash used in financing activities	(145,189)	(102,260)

Effect of exchange rate on cash	(6,598)	3,442

Net increase in cash and cash equivalents	6,173	97,688

Cash and cash equivalents, beginning of period	949,404	397,656

CASH AND CASH EQUIVALENTS, END OF PERIOD	$955,577	$495,344

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $3,568 and $4,976 for the three months ended March 31, 2009 and 2008, respectively.

Corporate taxes paid totaled $nil and $183 for the three months ended March 31, 2009 and 2008, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s
	Insurance	Reinsurance			Total	Reinsurance
Gross premiums written	$87,682	$232,982	$68,833	$44,179	$433,676	$597	$—	$434,273
Reinsurance premiums ceded	(54,941)	(51,383)	(40,661)	(17,301)	(164,286)	(93)	—	(164,379)

Net premiums written	$32,741	$181,599	$28,172	$26,878	$269,390	$504	$—	$269,894

Earned premiums	$102,197	$123,986	$54,356	$28,246	$308,785	$597	$—	$309,382
Earned premiums ceded	(52,153)	(26,519)	(32,951)	(7,384)	(119,007)	(93)	—	(119,100)

Net premiums earned	50,044	97,467	21,405	20,862	189,778	504	—	190,282

Net investment income	5,241	9,228	1,593	822	16,884	11,566	12,038	40,488
Net gains on alternative investments	1,236	3,042	—	—	4,278	7,868	5,867	18,013
Net realized gains (losses) on fixed maturities	—	—	148	467	615	—	(187)	428
Other income (loss)	1,147	—	(152)	72	1,067	—	239	1,306

Total revenues	57,668	109,737	22,994	22,223	212,622	19,938	17,957	250,517

Net losses and loss expenses	36,464	66,215	12,085	9,959	124,723	—	—	124,723
Claims and policy benefits	—	—	—	—	—	14,332	—	14,332
Acquisition costs	(1,402)	17,463	1,224	3,152	20,437	193	—	20,630
Interest expense	—	(497)	—	—	(497)	(383)	4,819	3,939
Foreign exchange (gains) losses	—	—	—	(3,510)	(3,510)	—	34	(3,476)
General and administrative expenses	5,129	7,524	7,756	4,721	25,130	694	18,459	44,283

Total losses and expenses	40,191	90,705	21,065	14,322	166,283	14,836	23,312	204,431

Income (loss) before taxes	$17,477	$19,032	$1,929	$7,901	$46,339	$5,102	$(5,355)	$46,086

Loss Ratio (a)	72.9%	67.9%	56.5%	47.7%	65.7%
Combined Ratio (b)	80.3%	93.6%	98.4%	85.5%	89.7%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED MARCH 31, 2008 (Unaudited)
(Expressed in thousands of United States Dollars)

Year to Date Segment Information:
	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s (c)
	Insurance	Reinsurance			Total	Reinsurance
Gross premiums written	$73,204	$203,425	$29,352	$—	$305,981	$653	$—	$306,634
Reinsurance premiums ceded	(45,391)	(39,252)	(19,902)	—	(104,545)	(131)	—	(104,676)

Net premiums written	$27,813	$164,173	$9,450	$—	$201,436	$522	$—	$201,958

Earned premiums	$91,791	$100,614	$16,582	$—	$208,987	$653	$—	$209,640
Earned premiums ceded	(49,213)	(13,597)	(10,887)	—	(73,697)	(131)	—	(73,828)

Net premiums earned	42,578	87,017	5,695	—	135,290	522	—	135,812

Net investment income	4,055	9,885	1,935	—	15,875	9,805	23,946	49,626
Net losses on alternative investments	(2,000)	(6,485)	—	—	(8,485)	(10,369)	(6,873)	(25,727)
Net realized gains on fixed maturities	—	—	—	—	—	—	1,432	1,432
Other income	1,066	—	—	—	1,066	—	157	1,223

Total revenues	45,699	90,417	7,630	—	143,746	(42)	18,662	162,366

Net losses and loss expenses	31,111	58,637	3,854	—	93,602	—	—	93,602
Claims and policy benefits	—	—	—	—	—	14,955	—	14,955
Acquisition costs	(846)	9,964	342	—	9,460	152	—	9,612
Interest expense	—	3,043	—	—	3,043	2,491	6,423	11,957
Foreign exchange losses	—	—	—	—	—	—	12	12
General and administrative expenses	5,280	6,606	5,193	—	17,079	611	7,018	24,708

Total losses and expenses	35,545	78,250	9,389	—	123,184	18,209	13,453	154,846

Income (loss) before taxes	$10,154	$12,167	$(1,759)	$—	$20,562	$(18,251)	$5,209	$7,520

Loss Ratio (a)	73.1%	67.4%	67.7%		69.2%
Combined Ratio (b)	83.5%	86.4%	164.9%		88.8%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
(c)	The results of operations for the Max at Lloyd’s segment are consolidated only from the November 6, 2008 date of acquisition.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–THREE MONTHS ENDED MARCH 31, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:

	Three Months Ended March 31, 2009		Three Months Ended March 31, 2008
	Gross Premiums Written	Percentage of Total Gross Premiums Written	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$6,185	1.4%	$3,199	1.0%
Excess Liability	34,648	8.0%	33,915	11.1%
Professional Liability	32,441	7.5%	25,501	8.3%
Property	14,408	3.3%	10,589	3.5%
	87,682	20.2%	73,204	23.9%

Bermuda/Dublin Reinsurance:
Agriculture	87,666	20.2%	84,992	27.7%
Aviation	4,159	0.9%	5,821	1.9%
Excess Liability	18,141	4.2%	5,212	1.7%
Marine & Energy	9,078	2.1%	6,455	2.1%
Medical Malpractice	36,393	8.4%	32,175	10.5%
Other	1,866	0.4%	3,088	1.0%
Professional Liability	9,711	2.2%	12,263	4.0%
Property	42,181	9.7%	41,456	13.5%
Whole Account	4,375	1.0%	5,213	1.7%
Workers’ Compensation	19,412	4.5%	6,750	2.2%

	232,982	53.6%	203,425	66.3%
U.S. Specialty:
General Casualty	18,943	4.4%	8,472	2.8%
Marine	14,781	3.4%	4,370	1.4%
Property	35,109	8.1%	16,510	5.4%

	68,833	15.9%	29,352	9.6%
Max at Lloyd’s:
Accident & Health	12,410	2.9%	—	—
Financial Institutions	3,824	0.9%	—	—
Professional Liability	2,785	0.6%	—	—
Property	25,160	5.8%	—	—

	44,179	10.2%	—	—

Aggregate Property & Casualty	$433,676	99.9%	$305,981	99.8%

Life & Annuity:
Annuity	$—	—	$—	—
Health	—	—	—	—
Life	597	0.1%	653	0.2%

Aggregate Life & Annuity	597	0.1%	653	0.2%

Aggregate P&C and Life & Annuity	$434,273	100.0%	$306,634	100.0%

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended March 31
	2009	2008
Net income	$44,539	$7,749
Net realized gains on fixed maturities, net of tax	(285)	(1,428)
Foreign exchange gains, net of tax	(2,544)	—

Net operating income	$41,710	$6,321

Net income per diluted share	$0.78	$0.13
Net realized gains on fixed maturities, net of tax	(0.01)	(0.02)
Foreign exchange gains, net of tax	(0.04)	—

Net operating income per diluted share	$0.73	$0.11

Weighted average shares outstanding - basic	56,637,291	56,839,896

Weighted average shares outstanding - diluted	57,183,826	60,002,077

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity (Expressed in thousands of United States Dollars)
	Three Months Ended March 31
	2009	2008
Net income	$44,539	$7,749
Annualized net income	178,156	30,996

Net operating income	$41,710	$6,321
Annualized net operating income	166,840	25,284

Beginning shareholders’ equity	$1,280,331	$1,583,894
Ending shareholders’ equity	1,262,862	1,511,557

Average shareholders’ equity	$1,271,597	$1,547,726

Annualized return on average shareholders’ equity	14.0%	2.0%
Annualized net operating return on average shareholders’ equity	13.1%	1.6%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–THREE MONTHS ENDED MARCH 31, 2009 (Unaudited)

Selected Investment Return Data:

	Fair Value*	Investment Distribution	Credit Rating	Fair Value*	Ratings Distribution
Cash and Cash Equivalents	$955,577	19.0%

			U.S. Government and Agencies (1)	$962,470	27.7%
U.S. Government and Agencies	385,561	7.6%	AAA	1,296,639	37.3%
Non-U.S. Government	613,519	12.2%	AA	298,666	8.6%
Corporate Securities	1,428,150	28.4%	A	753,232	21.6%
Other Corporate Securities	38,476	0.8%	BBB	128,906	3.7%
Asset and Mortgage-Backed Securities	726,853	14.4%	BB	22,209	0.6%
Collateralized Mortgage Obligations	288,348	5.7%	B or lower	18,785	0.5%

Fixed Maturities	3,480,907	69.1%		3,480,907	100.0%

			Periodic Rate of Return
			Last 3 Months	Year to Date	Last 12 months	Last 60 months**
Cash and Fixed Maturities	$4,436,484	88.1%	(0.41)%	(0.41)%	2.77%	3.69%

Convertible Arbitrage	$—	0.0%	16.99%	16.99%	2.72%	(0.83)%
Distressed Securities	85,883	1.7%	(0.25)%	(0.25)%	(19.14)%	6.91%
Diversified Arbitrage	44,769	0.9%	0.25%	0.25%	(31.44)%	(4.06)%
Emerging Markets	32,651	0.6%	0.18%	0.18%	(30.66)%	4.05%
Event-Driven Arbitrage	69,134	1.4%	2.99%	2.99%	(29.30)%	4.55%
Fixed Income Arbitrage	28,504	0.5%	9.66%	9.66%	15.63%	11.02%
Global Macro	73,587	1.5%	(0.16)%	(0.16)%	(5.70)%	4.17%
Long / Short Credit	19,309	0.4%	2.98%	2.98%	(12.24)%	4.45%
Long / Short Equity	226,610	4.5%	4.05%	4.05%	(3.86)%	4.40%
Opportunistic	14,039	0.3%	(3.43)%	(3.43)%	(41.96)%	4.66%

MDS ***	594,486	11.8%	2.00%	2.00%	(15.95)%	2.62%
Reinsurance Private Equity	4,999	0.1%	12.32%	12.32%	14.60%	10.41%

Alternative Investments	$599,485	11.9%	2.06%	2.06%	(15.83)%	2.07%

Total Investments	$5,035,969	100.0%	0.06%	0.06%	(3.53)%	3.68%

Alternative Investment Return Data ****:

HFRI Fund of Funds Composite Index (2)			0.47%	0.47%	(17.51)%	1.37%

MDS Performance History **** – 60 months ended March 31, 2009

Annual standard deviation	6.82%

Monthly performance	2004	2005	2006	2007	2008	2009
January		0.16%	2.75%	1.28%	(1.37)%	2.13%
February		1.69%	0.39%	1.50%	1.83%	0.65%
March		(0.61)%	1.22%	1.90%	(2.58)%	(0.76)%
April	0.03%	(0.65)%	1.89%	2.30%	(0.13)%
May	(0.87)%	(0.68)%	(1.74)%	2.59%	2.51%
June	0.70%	1.20%	(0.66)%	0.85%	0.93%
July	0.03%	1.33%	(0.71)%	0.99%	(4.12)%
August	(0.02)%	0.98%	0.02%	(1.62)%	(2.14)%
September	0.04%	1.84%	(2.04)%	1.85%	(7.31)%
October	1.04%	(1.45)%	1.37%	4.15%	(4.85)%
November	2.54%	0.61%	1.81%	0.10%	(1.75)%
December	1.74%	1.37%	1.96%	(0.13)%	(1.92)%

Quarterly performance
Q1		1.22%	4.41%	4.75%	(2.15)%	2.00%
Q2	(0.15)%	(0.14)%	(0.54)%	5.83%	3.33%
Q3	0.06%	4.21%	(2.72)%	1.18%	(13.03)%
Q4	5.41%	0.51%	5.22%	4.11%	(8.31)%

Period return	5.31%	5.88%	6.30%	16.78%	(19.38)%	2.00%

Past performance should not be considered to be a reliable indicator of future performance.

(1)	Included within U.S. Governments and Agencies are Agency Mortgage-Backed Securities with a fair value of $576,909
(2)	As reported by HFRI as at May 1, 2009
*	Expressed in thousands of United States Dollars
**	Annualized
***	Net of all fees
****	The percentages shown under the alternative investment return data relate only to the performance of our alternative investments held by MDS.